UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 17, 2006 (December 17, 2006)

BUCYRUS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50858	39-0188050
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 500 1100 Milwaukee Avenue South Milwaukee, Wisconsin	53172
(Address of principal executive offices)	(Zip Code)

(414) 768-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01.	Regulation FD Disclosure.

          On December 17, 2006, Bucyrus International, Inc. (“Bucyrus”) issued a press release announcing the execution of a Share Purchase Agreement pursuant to which Bucyrus will acquire DBT GmbH.

          A copy of the press release announcing the transaction is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits:

99.1          Press Release dated December 17, 2006.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCYRUS INTERNATIONAL, INC.

Dated: December 17, 2006	By:	/s/ Craig R. Mackus

	Name:	Craig R. Mackus
	Title:	Chief Financial Officer and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press release dated December 17, 2006